UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                              FEBRUARY 17, 1998

                            AMCORE FINANCIAL, INC.
            (Exact name of Registrant as specified in its charter)



                        Commission File Number 0-13393



          NEVADA                                       36-3183870
-------------------------------                  ----------------------
(State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization)                   Identification Number)


                501 Seventh Street, Rockford, Illinois  61104
                                (815) 968-2241






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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS


     Effective February 17, 1998, AMCORE Financial, Inc. consummated the acquisition of Investors Management Group, Ltd. (IMG). AMCORE issued 270,139 shares at closing with additional shares to be issued contingent upon IMG's future performance. IMG is an asset management firm with approximately $1.6 billion in assets under management, operating its principal executive office in Des Moines, Iowa, with 24 employees corporate wide. The transaction will be accounted for as a purchase under APB Opinion No. 16.The transaction was consummated pursuant to an Agreement dated as of September 30, 1997.

     The Company's press release dated February 17, 1998 regarding the transaction reported herein is attached hereto as an Exhibit.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

          (c)     Exhibits

               99.1          Press Release dated February 17, 1998






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                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.



                         AMCORE FINANCIAL, INC.



                         By:     /s/     John R. Hecht
                                 ----------------------------------
                         Name:           John R. Hecht
                         Title:          Executive Vice President &
                                         Chief Financial Officer



Date: March 4, 1998









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